UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 19, 2007

RAINMAKER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-28009	33-0442860
(Commission File Number)	(IRS Employer Identification No.)

900 East Hamilton Ave. Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)

(408) 626-9800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement.

On April 19, 2007, Rainmaker Systems, Inc. (“Rainmaker”) and the selling stockholders named therein entered into an Underwriting Agreement with Needham & Company, LLC, A.G. Edwards & Sons, Inc. and Craig-Hallum Capital Group LLC ,as representatives of the several underwriters named therein (the “Underwriters”), in connection with the offer and sale by Rainmaker and the selling shareholders of 4,165,690 shares of Rainmaker’s common stock. Of the total shares being offered, 3,500,000 shares will be issued by Rainmaker and 665,690 shares will be sold by the selling stockholders, consisting of entities associated with Novus Ventures, L.P. and Artemis Ventures Fund, L.P. and certain members of Rainmaker’s management team and its board of directors. Rainmaker will not receive any proceeds from the sale of the shares offered by the selling stockholders. The price to the public is $8.50 per share, and the Underwriters have agreed to purchase the shares from Rainmaker and the selling stockholders at a price of $8.022 per share. In addition, the underwriters were granted a 30-day over-allotment option to purchase up to an additional 624,853 shares of common stock from the Company on the same terms as the initial shares sold in the offering. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1.

Section 7 – Regulation FD

Item 7.01 – Regulation FD Disclosure

On April 19, 2007, Rainmaker issued a press release announcing that the follow-on offering of its common stock was priced at $8.50 per share, before underwriting discounts and commissions. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K under the heading Item 7.01, “Regulation FD Disclosure,” including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement dated April 19, 2007, by and among Needham & Company, LLC, A.G. Edwards & Sons, Inc. and Craig-Hallum Capital Group LLC, as representatives of the several underwriters named therein, Rainmaker Systems, Inc., and the selling stockholders named therein.

99.1	Press Release dated April 19, 2007.

SIGNATURES*

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAINMAKER SYSTEMS, INC.
(Registrant)

April 20, 2007	/s/ Steve Valenzuela
Date	(Signature)

By: Steve Valenzuela
Title: Chief Financial Officer